================================================================================

                              MANAGED MUNICIPALS
                                PORTFOLIO INC.


                                 ANNUAL REPORT

                                 May 31, 1997

                                   [GRAPHIC]

================================================================================

                                   [GRAPHIC]


                               MANAGED MUNICIPALS
                                 PORTFOLIO INC.

                                  May 31, 1997

================================================================================


Dear Shareholder:

     We are pleased to provide the annual report for the Managed Municipals Portfolio Inc. ("Portfolio") for the year ended May 31, 1997. During the year, the Portfolio distributed income dividends totaling $0.66 per share and a capital gain of $0.30 per share. The table below shows the annualized distribution rates and twelve-month total returns based on the Portfolio's May 31, 1997 net asset value (NAV) per share and its New York Stock Exchange
(NYSE) closing price:

     Price                           Annualized                    Twelve-Month
   Per Share                      Distribution Rate*               Total Return
--------------                    ------------------               ------------
$11.90 (NAV)                            6.05%                          6.59%
$11.625 (NYSE)                          6.19%                          7.89%

     In comparison, closed-end municipal bond funds posted an average total return based on NAV of 9.25% for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper Analytical Services, Inc. is a major fund tracking organization.) The Portfolio's underperformance on NAV was primarily due to the drop in value of certain pulp recycling facility bonds held by the Portfolio. The decline in value of these bonds was caused by the decline in the market price of pulp.

Municipal Market Update

     For the past several months ending in May, the bond market experienced a significant correction in prices. This correction was a reaction not only to the Federal Reserve's ("Fed") minor tightening of short-term interest rates but more so to the conservative stance taken by the Fed Chairman, Alan Greenspan. Given a benign inflationary outlook and moderating economic data, we felt this indicated a less robust

----------
* This distribution assumes monthly dividends at the current rate of $0.06 per share for twelve months.


-----------------------------------[GRAPHIC]------------------------------------
economy in the second quarter. We believe that long-term interest rates were quite cheap. In our view, these factors have led us to a very positive outlook for long-term interest rates and the municipal bond market through the summer.

     The Fed has declined to push the federal funds rate higher at both the May and July meetings. (The federal funds rate is the interest rate banks charge each other for overnight loans and an indicator of the direction of interest rates.) Despite impressive growth in jobs, the producer price index (PPI) and consumer price index (CPI) have been benign. Second quarter growth has also been much more moderate than the two previous quarters. Therefore, the Fed's response has been, in our opinion, appropriate and should be positive for the bond market.


Portfolio's Investment Strategy

     Our basic goal during the recent bond market correction has been to position the fund in high-grade bonds with long call protection and somewhat lower coupons. This strategy should not only upgrade the credit quality and liquidity of the portfolio but give us a better chance to participate in the price appreciation that we think this market will experience from today's levels.

     During the past quarter, the Portfolio focused on transportation bonds (21.6% of the Portfolio), general obligation bonds (11.5% of the Portfolio) and hospital bonds (8.5% of the Portfolio) because we believe they offered good relative values. At the end of May, the Portfolio's weighted average maturity was approximately 23.4 years. In addition, as of May 31, 1997, approximately 88.0% of the Portfolio's holdings were rated investment grade by either Standard & Poor's Corporation or Moody's Investors Services Inc., with 47.2% of the Portfolio invested in AAA bonds, the highest possible rating. (Standard & Poor's and Moody's are two major credit reporting and bond rating agencies.)


Municipal Bond Market Outlook

     Throughout 1997, the municipal bond market has outperformed its taxable counterpart significantly. This is due simply to an ongoing imbalance in the supply and demand for municipal bonds. For the past several years, supply has been quite moderate, averaging about $170 billion per year. Conversely, demand has been very strong, due to the significant amount of bond calls that have reduced the amount of municipal debt outstanding by approximately $200 billion during the last three years. Since we do not foresee any dramatic changes in this relationship, we expect municipal debt to continue to show strong performance relative to taxable debt.


-----------------------------------[GRAPHIC]------------------------------------

     In closing, thank you for investing in Managed Municipals Portfolio Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                      /s/ Joseph P. Deane

Heath B. McLendon                          Joseph P. Deane
Chairman                                   Vice President and
                                           Investment Officer

July 9, 1997


-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                             Schedule of Investments
                                  May 31, 1997
================================================================================

   Face
  Amount    Ratings               Security                             Value
================================================================================

===================================
MUNICIPAL BONDS AND NOTES -- 100.0%
===================================
Alaska -- 2.8%
                        Valdez, AK Marine Terminal Revenue,
                           BP Pipelines Inc. Project:
$ 6,000,000   AA          Series A, 5.850% due 8/1/25(a)             $ 5,902,500
  6,000,000   AA          Series C, 5.650% due 12/1/28                 5,805,000
--------------------------------------------------------------------------------
                                                                      11,707,500
--------------------------------------------------------------------------------
Alabama -- 3.4%
 13,810,000   AAA       Jefferson County, AL Sewer
                          Revenue, Series D, FGIC-Insured,
                          5.700% due 2/1/19                           13,844,525
--------------------------------------------------------------------------------
California -- 11.1%
  4,000,000   AAA       Anaheim, CA Public Finance Authority,
                           Lease Revenue, (Public Improvements
                           Project), Series A, FSA-Insured,
                           5.000% due 3/1/37                           3,595,000
    600,000   VMIG 1*   California Health Facilities Financing
                           Authority Revenue, Sutter Hospital,
                           3.900% due 7/1/12(b)                          600,000
  8,000,000   AAA       California State Department of Water
                           Reserve, (Central Valley Project
                           Revenue), Series Q, MBIA-Insured,
                           5.375% due 12/1/27                          7,750,000
  3,000,000   AAA       California State GO, FGIC-Insured,
                           5.375% due 6/1/26                           2,906,250
                        California State Public Works Board,
                           Lease Revenue, AMBAC-Insured:
  1,000,000   AAA               Department of Corrections, CA
                                Prison, 5.250% due 1/1/21                950,000
  1,000,000   AAA               University of California, Series B,
                                5.375% due 12/1/19                       972,500
  3,300,000   A-        Los Angeles, CA Regional Airport
                           Improvement Corp., Los Angeles
                           International Airport Lease Revenue,
                           6.500% due 1/1/32(c)                        3,324,750

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

   Face
  Amount    Ratings               Security                             Value
================================================================================
California -- 11.1% (continued)
                        Los Angeles County, CA Metropolitan,
                           Transportation Authority, Sales
                           Tax Revenue:
$ 2,000,000   AAA             AMBAC-Insured, 5.250% due 7/1/23       $ 1,867,500
                              MBIA-Insured:
  7,700,000   AAA               5.250% due 7/1/17                      7,382,375
  3,000,000   AAA               5.250% due 7/1/18                      2,872,500
  3,140,000   AAA       Rancho Mirage, CA Redevelopment
                           Agency Tax Allocation, (Redevelopment
                           Plan-1984 Project), Series M,
                           MBIA-Insured, 5.000% due 4/1/24             2,841,700
  2,750,000   AAA       Sacramento County, CA Public
                           Facilities Project, MBIA-Insured,
                           5.375% due 2/1/19                           2,660,625
  7,500,000   AAA       San Diego, CA Public Finance Authority,
                           Sewer Revenue, FGIC-Insured,
                           5.000% due 5/15/20                          6,928,125
  1,000,000   AAA       San Francisco, CA Building Authority
                           Lease Revenue, AMBAC-Insured,
                           5.250% due 12/1/21                            955,000
--------------------------------------------------------------------------------
                                                                      45,606,325
--------------------------------------------------------------------------------
Colorado -- 12.2%
  3,000,000   Baa*      Arapahoe County, CO Capital
                            Improvement, Public Highway Authority,
                            7.000% due 8/31/26(d)                      3,236,250
  2,000,000   BBB+      Colorado Springs, CO Airport Revenue,
                            Series A, 7.000% due 1/1/22(c)             2,110,000
  3,500,000   AA        Colorado Springs, CO Utilities Revenue
                            Refunding & Improvement, Series A,
                            5.125% due 11/15/23                        3,272,500
100,000,000   Aaa*      Dawson Ridge, CO Metropolitan
                            District No. 1, Series B,
                            (Escrowed to Maturity with
                            Refco Strips), zero coupon
                            due 10/1/22                               18,500,000
                         Denver, CO City & County Airport
                            Revenue, Series C:
  4,000,000   BBB               6.750% due 11/15/22(c)                 4,205,000
 18,325,000   BBB               6.125% due 11/15/25(c)                18,531,156


                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

   Face
  Amount    Ratings               Security                             Value
================================================================================
Colorado -- 12.2%  (continued)
$   400,000   VMIG 1*   Moffat County, CO PCR, (Pacificorp
                                Projects), 4.150% due 5/1/13(b)        $ 400,000
--------------------------------------------------------------------------------
                                                                      50,254,906
--------------------------------------------------------------------------------
Connecticut -- 0.3%
  1,200,000   AA-       Connecticut State Community Development
                           Authority, Special Obligation, Series A,
                           5.550% due 12/15/15                         1,183,500
--------------------------------------------------------------------------------

Florida -- 9.3%
 10,000,000   AAA       Dade County, FL Water & Sewer
                          Systems Revenue, FGIC-Insured,
                          5.250% due 10/1/26                           9,500,000
                        Florida Board of Education,
                          Capital Outlay Refunding:
  2,000,000   AA+           Series A, 5.250% due 6/1/22                1,887,500
                            Series D:
 10,800,000   AA+             5.125% due 6/1/18                       10,152,000
  2,500,000   AA+             5.200% due 6/1/23                        2,340,625
  5,000,000   BBB-      Martin County, FL IDA, (Indiantown
                          Cogeneration Project), Series A,
                          7.875% due 12/15/25(c)                       5,625,000
  3,500,000   AAA       Orange County, FL School Board, Series A,
                          MBIA-Insured, 5.375% due 8/1/22              3,364,375
                        Tampa, FL Revenue Bonds,
                          (Florida Aquarium Inc. Project):
  2,900,000   NR            7.550% due 5/1/12                          3,306,000
  2,000,000   NR            7.750% due 5/1/27(d)                       2,297,500
--------------------------------------------------------------------------------
                                                                      38,473,000
--------------------------------------------------------------------------------
Illinois -- 2.8%
  3,000,000   AAA       Chicago, IL Midway Airport Revenue,
                           MBIA-Insured, 5.500% due 1/1/29             2,891,250
  8,000,000   AAA       Chicago, IL Skyway Toll Bridge
                           Revenue, Series 1996, MBIA-Insured,
                           5.500% due 1/1/23                           7,720,000
  1,000,000   AAA       Metropolitan Pier & Exposition
                           Authority, IL, (McCormick Plan
                           Exposition Project), Series A,
                           AMBAC-Insured, 5.250% due 6/15/27             937,500
--------------------------------------------------------------------------------
                                                                      11,548,750
--------------------------------------------------------------------------------

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

   Face
  Amount    Ratings               Security                             Value
================================================================================
Indiana -- 1.6%
$ 5,000,000   Aa3*      Indiana Port Commission Revenue
                          Refunding Project, (Cargill Inc. Project),
                          6.875% due 5/1/12(d)                       $ 5,418,750
  1,000,000   VMIG 1*   Jasper County, IN PCR, Northern
                          Industrial Public Service, Series B,
                          4.150% due 6/1/13(b)                         1,000,000
--------------------------------------------------------------------------------
                                                                       6,418,750
--------------------------------------------------------------------------------
Louisiana -- 1.4%
  5,500,000   Aa3*      Saint Martin Parish, LA Industrial Revenue,
                          (Cargill Inc. Project), 6.625% due 10/1/12   5,898,750
--------------------------------------------------------------------------------
Maryland -- 0.8%
 10,000,000   NR        Maryland State Energy Financing
                          Administration, Solid Waste
                          Disposal Revenue, Limited
                          Obligation, (Hagerstown Project),
                          9.000% due 10/15/16(d)                       3,300,000
--------------------------------------------------------------------------------
Massachusetts -- 3.0%
                        Massachusetts Bay Transportation
                          Authority, Series B:
  2,000,000   AAA           AMBAC-Insured, 5.375% due 3/1/20           1,937,500
  4,760,000   AAA           FSA-Insured, 5.250% due 3/1/26             4,510,100
 10,000,000   NR        Massachusetts State IDA, Solid Waste
                          Disposal Revenue, Massachusetts
                          Recycling Association, Series A,
                          9.000% due 8/1/16(d)                         4,000,000
  2,000,000   AAA       Massachusetts State Water Resource
                          Authority, Series C, MBIA-Insured,
                          5.250% due 12/1/20                           1,872,500
--------------------------------------------------------------------------------
                                                                      12,320,100
--------------------------------------------------------------------------------
Michigan -- 5.8%
  2,000,000   AA-       Michigan State Public Power Agency
                          Revenue, (Bell River Project), Series B,
                          5.000% due 1/1/19                            1,815,000
  2,000,000   NR        Michigan State Strategic Funding, Limited
                          Obligation Revenue, (Blue Water Fiber
                          Project), 8.000% due 1/1/12(d)               1,340,000
 16,375,000   NR        Midland County, MI Education
                          Development Corporation, PCR,
                          Limited Obligation, Series B,
                          9.500% due 7/23/09(c)                       17,910,156

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

   Face
  Amount    Ratings               Security                             Value
================================================================================
Michigan -- 5.8% (continued)
$ 3,000,000   AAA       Pinckney Michigan Community Schools,
                          FGIC-Insured, 5.500% due 5/1/27            $ 2,910,000
--------------------------------------------------------------------------------
                                                                      23,975,156
--------------------------------------------------------------------------------
Minnesota -- 0.7%
  2,500,000   Aa3*      Duluth, MN Seaway Port Authority, IDA,
                          Dock & Wharf Revenue, (Cargill Inc.
                          Project), 6.800% due 5/1/12                  2,690,625
--------------------------------------------------------------------------------
Missouri -- 0.8%
  2,000,000   AAA       Kansas City, MO Municipal Assistance
                          Refunding Corp., Series A, MBIA-
                          Insured, 5.000% due 4/15/20                  1,847,500
  1,650,000   AAA       Missouri State Health & Education
                          Facilities Authority, St. Lukes/Shawnee
                          Mission, Series A, MBIA-Insured,
                          5.375% due 11/15/21                          1,588,125
--------------------------------------------------------------------------------
                                                                       3,435,625
--------------------------------------------------------------------------------
Montana -- 1.8%
  8,000,000   NR        Montana State Board Investment
                          Resources Recovery, (Yellowstone
                          Energy Project), 7.000% due 12/31/19         7,620,000
--------------------------------------------------------------------------------
Nebraska -- 0.9%
  4,000,000   AAA       Nebraska Public Power District
                          Revenue, Series A, MBIA-Insured,
                          5.250% due 1/1/28                            3,745,000
--------------------------------------------------------------------------------
New Jersey -- 1.3%
  5,200,000   A+        Hudson County, NJ Improvement
                          Authority, 6.625% due 8/1/25                 5,538,000
--------------------------------------------------------------------------------
New York -- 11.2%
  2,000,000   AAA       New York City Municipal Water
                          Financing Authority, Water & Sewer
                          System Revenue, Series A,
                          FSA-Insured, 5.375% due 6/15/26              1,927,500
  1,090,000   AAA       New York State Dormitory Authority
                          Lease Revenue, Health Facilities
                          Improvement Program, Series A,
                          FSA-Insured, 5.500% due 5/15/16              1,080,463


                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

   Face
  Amount    Ratings               Security                             Value
================================================================================
New York -- 11.2% (continued)
                        New York State Dormitory Authority
                          Revenue, AMBAC-Insured:
$ 3,000,000   AAA           City University, 5.375% due 7/1/25       $ 2,861,250
  2,620,000   AAA           Barnard College, 5.250% due 7/1/26         2,466,075
  7,000,000   AAA           Montefiore Medical Center,
                              5.250% due 2/1/15                        6,737,500
                        New York State Local Government
                          Assistance Corp:
  3,055,000   A             Series C, 5.000% due 4/1/21                2,753,319
 16,000,000   A             Series D, 5.000% due 4/1/23               14,360,000
                        New York State Medcare Mental
                          Health Services, FSA-Insured:
  3,000,000   AAA           5.250% due 2/15/19                         2,823,750
  4,300,000   AAA           5.250% due 2/15/21                         3,999,000
  8,000,000   AA        New York Triborough Bridge & Tunnel
                          Authority, 5.000% due 1/1/24                 7,280,000
--------------------------------------------------------------------------------
                                                                      46,288,857
--------------------------------------------------------------------------------
Ohio -- 0.7%
  1,000,000   AAA       Cleveland-Cuyahoga County, OH
                          Port Authority Revenue, Rock &
                          Roll Hall of Fame, AMBAC-Insured,
                          5.400% due 12/1/15                             975,000
  2,000,000   AAA       Lorrain County, OH Hospital Revenue,
                          Catholic Health Care Partners,
                          MBIA-Insured, 5.500% due 9/1/27              1,947,500
    100,000   VMIG 1*   Ohio Air Quality Gas & Electric,
                          3.550% due 9/1/30(b)                           100,000
--------------------------------------------------------------------------------
                                                                       3,022,500
--------------------------------------------------------------------------------
South Carolina -- 0.5%
  2,000,000   BBB+      Myrtle Beach, SC COP, Myrtle Beach
                          Convention Center, 6.875% due 7/1/07         2,115,000
--------------------------------------------------------------------------------
Tennessee -- 0.3%
  1,150,000   NR        Hardeman County, TN Correctional
                          Facility Corp., 7.750% due 8/1/17            1,162,938
--------------------------------------------------------------------------------
Texas -- 11.5%
  2,000,000   AAA       Brownsville, TX Utility Systems Revenue,
                          AMBAC-Insured, 5.250% due 9/1/20             1,897,500
                        Burleson, TX ISD, PSFG:
  1,160,000   Aaa*        6.750% due 8/1/24                            1,262,950

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

   Face
  Amount    Ratings               Security                             Value
================================================================================
Texas -- 11.5% (continued)
$ 2,840,000   Aaa*      Pre-Refunded -- Escrowed with U.S.
                          Government Securities to 8/1/06
                          Call @ 100, 6.750% due 8/1/24              $ 3,216,300
    800,000   VMIG 1*   Gulf Coast Waste Disposal Authority,
                          PCR, (Amoco Oil Co. Project),
                          4.100% due 10/1/17(b)                          800,000
  4,000,000   AA        Harris County, TX Health Facilities
                          Development Corporation Revenue,
                          School Health Care Systems,
                          Series B, 5.750% due 7/1/27                  3,950,000
  8,000,000   AAA       Harris County, TX Toll Road,
                          FGIC-Insured, 5.375% due 8/15/20             7,710,000
                        Houston, TX Water & Sewer System
                          Revenue, FGIC-Insured:
  5,000,000   AAA           Series A, 5.375% due 12/1/27               4,800,000
  1,500,000   AAA           Series C, 5.375% due 12/1/27               1,440,000
  2,000,000   AAA       Leander, TX ISD, PSFG,
                          5.625% due 8/15/18                           1,995,000
  5,000,000   AAA       Nueces River Authority, TX Water
                          Supply Facilities, FSA-Insured,
                          5.500% due 3/1/27                            4,868,750
  4,000,000   AA        San Antonio, TX Electric & Gas,
                          5.500% due 2/1/20                            3,930,000
 12,000,000   AAA       Texas State Turnpike Authority, Dallas
                          North Thruway Revenue, President
                          George Bush Turnpike, FGIC-Insured,
                          5.250% due 1/1/23                           11,415,000
--------------------------------------------------------------------------------
                                                                      47,285,500
--------------------------------------------------------------------------------
Utah -- 1.8%
  8,000,000   A+        Intermountain Power Agency, Utah
                          Power Supply Revenue Refunding,
                          Series D, 5.000% due 7/1/21                  7,260,000
--------------------------------------------------------------------------------
Virginia -- 4.3%
  4,700,000   A*        Harrisonburg, VA Redevelopment
                           and Housing Authority, (Jail &
                           Courthouse Project), Public Facility
                           Lease Revenue, 6.500% due 9/1/14            4,864,500

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

   Face
  Amount    Ratings               Security                             Value
================================================================================
Virginia -- 4.3% (continued)
                        Virginia College Building Authority,
                          Virginia Educational Facilities Revenue,
                          21st Century College Program:
$ 3,590,000   AA            5.250% due 8/1/13                        $ 3,527,175
  3,805,000   AA            5.250% due 8/1/14                          3,714,631
                        Virginia State Housing Development
                          Authority, Multi-Family Housing:
  1,655,000   AA+           Series D, 6.250% due 1/1/15                1,702,581
  1,235,000   AAA           Series H, AMBAC-Insured,
                              6.300% due 11/1/15                       1,275,138
    600,000   AA+           Series K, 5.800% due 11/1/10                 615,750
  2,000,000   AA        Virginia State Transportation Board,
                          Transportation Contract Revenue,
                          Series A, 5.125% due 5/15/21                 1,870,000
--------------------------------------------------------------------------------
                                                                      17,569,775
--------------------------------------------------------------------------------
Washington -- 6.9%
                        Chelan County, WA GO Public Utilities:
                          District No. 1, Columbus River Rock,
                            MBIA-Insured, Series A:
 20,685,000   AAA             Zero coupon due 6/1/21                   5,171,250
 11,340,000   AAA             Zero coupon due 6/1/22                   2,679,075
 22,295,000   AAA             Zero coupon due 6/1/29                   3,455,725
  4,750,000   A+          District No. 1, Series 1993-A,
                            District No. 4, Remarketed, mandatory
                            put 7/1/19, 6.750% due 7/1/62(d)           4,922,188
 11,000,000   AA-       Washington State Health Care Facilities,
                          Authority Revenue, Sisters of
                          Providence Hospital,
                          7.875% due 10/1/10(d)                       11,990,000
--------------------------------------------------------------------------------
                                                                      28,218,238
--------------------------------------------------------------------------------
West Virginia -- 1.3%
                        Marion County, WV Community Solid
                          Waste Disposal Facilities Revenue:
  1,000,000   NR            American Fiber Resource Project,
                              Series B, 9.250% due 12/1/11(c)(d)         500,000
 10,000,000   NR            American Power Paper Recycling
                              Project, 7.750% due 12/1/11(c)(d)        5,000,000
--------------------------------------------------------------------------------
                                                                       5,500,000
--------------------------------------------------------------------------------

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

   Face
  Amount    Ratings               Security                             Value
================================================================================
Wisconsin -- 1.5%
$ 4,070,000   AA        Wisconsin State GO, Series B,
                          6.600% due 1/1/22(c)                       $ 4,298,937
                        Wisconsin State Health and Educational
                          Facilities Authority, MBIA-Insured:
  1,000,000   AAA           Aurora Health Care Project,                  936,250
                              5.250% due 8/15/23
  1,000,000   AAA           Medical College, 5.400% due 12/1/16          953,750
--------------------------------------------------------------------------------
                                                                       6,188,937
--------------------------------------------------------------------------------
                        TOTAL MUNICIPAL BONDS AND NOTES
                        (COST -- $419,051,159**)                    $412,172,257
================================================================================


(a) Security partially segregated by Custodian for futures contracts commitments.

(b) Variable rate municipal bonds and notes are payable upon not more than one business day's notice.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d)  Security segregated by Custodian for open purchase commitments.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 13 and 14 for definition of ratings and certain security descriptions.

================================================================================
                   Summary of Investments by Combined Ratings
                            May 31, 1997 (unaudited)
================================================================================

================================================================================
                                                                   Percent of
Moody's       and/or            Standard & Poor's              Total Investments
================================================================================

================================================================================
  Aaa                                  AAA                             47.2%
  Aa                                   AA                              21.7
   A                                    A                              10.4
  Baa                                  BBB                              8.7
VMIG 1                                 A-1                              0.7
  NR                                   NR                              11.3
                                                                      -----
                                                                      100.0%
                                                                      =====

================================================================================



                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                                  Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     --  Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      --  Bonds rated "AA" have a very strong  capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A       --  Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB      --  Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     --  Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
            While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      --  Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A       --  Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     --  Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
            Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      --  Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                          Short-Term Securities Ratings
================================================================================

SP-1    --  Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.

A-1     --  Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  --  Moody's highest rating for issues having a demand feature -- VRDO.

P-1     --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
                              Security Descriptions
================================================================================

ABAG    --  Association of Bay Area Governors
AIG     --  American International Guaranty
AMBAC   --  American Municipal Bond Assurance Corporation
BAN     --  Bond Anticipation Notes
BIG     --  Bond Investors Guaranty
CDA     --  Community Development Administration
CGIC    --  Capital Guaranty Insurance Company
CHFCLI  --  California Health Facility Construction Loan Insurance
COP     --  Certificate of Participation
EDA     --  Economic Development Authority
ETM     --  Escrowed To Maturity
FAIRS   --  Floating Adjustable Interest Rate Securities
FGIC    --  Financial Guaranty Insurance Company
FHA     --  Federal Housing Administration
FHLMC   --  Federal Home Loan Mortgage Corporation
FNMA    --  Federal National Mortgage Association
FRTC    --  Floating Rate Trust Certificates
FSA     --  Federal Savings Association
GIC     --  Guaranteed Investment Contract
GNMA    --  Government National Mortgage Association
GO      --  General Obligation
HDC     --  Housing Development Corporation
HDA     --  Housing Development Authority
HFA     --  Housing Finance Authority
IDA     --  Industrial Development Authority
IDB     --  Industrial Development Board
IDR     --  Industrial Development Revenue
INFLOS  --  Inverse Floaters
ISD     --  Independent School District
LOC     --  Letter of Credit
MBIA    --  Municipal Bond Investors Assurance Corporation
MVRICS  --  Municipal Variable Rate Inverse Coupon Security
PCR     --  Pollution Control Revenue
PFA     --  Public Finance Authority
PSFG    --  Permanent School Fund Guaranty
RAN     --  Revenue Anticipation Notes
RIBS    --  Residual Interest Bonds
RITES   --  Residual Interest Tax-Exempt Securities
TAN     --  Tax Anticipation Notes
TECP    --  Tax Exempt Commercial Paper
TOB     --  Tender Option Bonds
TRAN    --  Tax and Revenue Anticipation Notes
SYCC    --  Structured Yield Curve Certificate
VA      --  Veterans Administration
VRDD    --  Variable Rate Daily Demand
VRWE    --  Variable Rate Wednesday Demand


-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                       Statement of Assets and Liabilities
================================================================================

                                                                                May 31, 1997
=============================================================================================
ASSETS:
   Investments, at value (Cost -- $419,051,159)                                  $412,172,257
   Cash                                                                                19,998
   Receivable for securities sold                                                   3,326,317
   Interest receivable                                                              7,438,307
---------------------------------------------------------------------------------------------
   Total Assets                                                                   422,956,879
---------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                10,267,625
   Dividends payable                                                                  973,389
   Investment advisory fees payable                                                   250,137
   Administration fees payable                                                         72,404
   Accrued expenses                                                                   107,531
---------------------------------------------------------------------------------------------
   Total Liabilities                                                               11,671,086
---------------------------------------------------------------------------------------------
Total Net Assets                                                                 $411,285,793
=============================================================================================
NET ASSETS:
   Par value of capital shares                                                   $     34,552
   Capital paid in excess of par value                                            412,905,152
   Undistributed net investment income                                              1,535,649
   Accumulated net realized gain from
     security transactions and futures contracts                                    3,689,342
   Net unrealized depreciation of investments                                      (6,878,902)
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS
   (Equivalent to $11.90 a share on 34,552,414 shares of $0.001
    par value outstanding: 500,000,000 shares authorized)                        $411,285,793
=============================================================================================

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                            Statement of Operations
================================================================================

                                                                       Year
                                                                       Ended
                                                                      5/31/97
================================================================================
INVESTMENT INCOME:
   Interest                                                        $ 27,274,958
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                  2,913,886
   Administration fees (Note 3)                                         832,539
   Shareholder communications                                           207,433
   Audit and legal                                                       51,348
   Directors' fees                                                       48,866
   Registration fees                                                     30,095
   Shareholder and system servicing fees                                 20,408
   Custody                                                               19,148
   Pricing service fees                                                  11,968
   Other                                                                  8,067
--------------------------------------------------------------------------------
   Total Expenses                                                     4,143,758
--------------------------------------------------------------------------------
Net Investment Income                                                23,131,200
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
   Realized Gain From:
      Security transactions (excluding short-term securities)         8,327,047
      Futures contracts                                                 164,375
--------------------------------------------------------------------------------
   Net Realized Gain                                                  8,491,422
--------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
      Beginning of year                                                (940,504)
      End of year                                                    (6,878,902)
--------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                           (5,938,398)
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                         2,553,024
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 25,684,224
================================================================================



                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                      Statements of Changes in Net Assets
================================================================================

                                                   Year Ended       Year Ended
                                                     5/31/97          5/31/96
================================================================================
OPERATIONS:
   Net investment income                         $  23,131,200    $  23,014,251
   Net realized gain                                 8,491,422        7,326,011
   Increase in net unrealized depreciation          (5,938,398)     (19,254,835)
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations           25,684,224       11,085,427
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                           (22,772,196)     (25,858,323)
   Net realized gains                              (10,177,035)        (222,483)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                (32,949,231)     (26,080,806)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6:)
   Net asset value of shares issued
    for reinvestment of dividends                      626,322             --
--------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                          626,322             --
--------------------------------------------------------------------------------
Decrease in Net Assets                              (6,638,685)     (14,995,379)
NET ASSETS:
   Beginning of year                               417,924,478      432,919,857
--------------------------------------------------------------------------------
   End of year*                                  $ 411,285,793    $ 417,924,478
================================================================================
* Includes undistributed net
    investment income of:                        $   1,535,649    $   1,451,333
================================================================================

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                          Notes to Financial Statements
================================================================================

      1.  Significant Accounting Policies

      Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, certain prior year amounts have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected by this change.

      2.  Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                         Notes to Financial Statements
                                  (continued)
================================================================================

     CAPITAL GAIN DISTRIBUTIONS, IF ANY, ARE TAXABLE TO SHAREHOLDERS, AND ARE DECLARED AND PAID AT LEAST ANNUALLY.

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney
Inc.

     4.  Investments

     For the year ended May 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $474,713,186
--------------------------------------------------------------------------------
Sales                                                                476,091,938
================================================================================

     At May 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 12,868,444
Gross unrealized depreciation                                       (19,747,346)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (6,878,902)
================================================================================

     5.  Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as

-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                         Notes to Financial Statements
                                  (continued)
================================================================================

assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At May 31, 1997, there were no open futures contracts.

     6. Capital Shares

     During the year ended May 31, 1997, capital stock transactions were as follows:

                                                   Shares               Amount
================================================================================
Shares issued on reinvestment                      53,994               $626,322
================================================================================


-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                              Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year:

                                           1997          1996        1995        1994      1993(1)
====================================================================================================
Net Asset Value,
   Beginning of Year                      $12.11       $12.55      $12.26      $13.00      $12.00
----------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                    0.67         0.67        0.72        0.67        0.63
   Net realized and unrealized
      gain (loss)                           0.08        (0.35)       0.49       (0.23)       0.97
----------------------------------------------------------------------------------------------------
Total Income From Operations                0.75         0.32        1.21        0.44        1.60
----------------------------------------------------------------------------------------------------
Offering Costs Charged
   to Paid-In Capital                        --           --          --          --        (0.02)
----------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                   (0.66)       (0.75)      (0.67)      (0.67)      (0.55)
   Net realized gains                      (0.30)       (0.01)      (0.25)      (0.51)      (0.03)
----------------------------------------------------------------------------------------------------
Total Distributions                        (0.96)       (0.76)      (0.92)      (1.18)      (0.58)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $11.90       $12.11      $12.55      $12.26      $13.00
----------------------------------------------------------------------------------------------------
Total Return,
   Based on Market Value                    7.89%        8.26%       8.40%       2.98%       7.02%++
----------------------------------------------------------------------------------------------------
Total Return,
   Based on Net Asset Value*                6.59%        2.79%      10.96%       3.45%      13.58%++
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $411,286     $417,924    $432,920    $422,792    $443,938
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                 1.00%        1.00%       1.02%       1.00%       0.98%+
   Net investment income                    5.56         5.35        5.97        5.15        5.48+
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      113%          45%         93%         72%        169%
----------------------------------------------------------------------------------------------------
Market Value, End of Year                $11.625      $11.690     $11.500     $11.500     $12.250
====================================================================================================

(1) For the period from June 26, 1992 (commencement of operations) to May 31, 1993.
* The total return assumes the purchase and redemption of shares using the Portfolio's net asset value rather than the market value. Dividends are reinvested in accordance with the Portfolio's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                          Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Managed Municipals Portfolio Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed Municipals Portfolio Inc. as of May 31, 1997, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended May 31, 1995 and for the period from June 26, 1992 (commencement of operations) to May 31, 1993 were audited by other auditors whose report thereon, dated July 12, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Municipals Portfolio Inc. as of May 31, 1997, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                                      /s/  KPMG Peat Marwick LLP


New York, New York
July 14, 1997



-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                         Quarterly Results of Operations
                                   (unaudited)
================================================================================

                                                                Net Realized and           Net Increase
                                                                   Unrealized             (Decrease) in
                     Investment            Net Investment        Gain (Loss) on          Net Assets From
                       Income                  Income              Investments             Operations
               ----------------------------------------------------------------------------------------------
                               Per                    Per                      Per                     Per
Quarter Ended       Total     Share       Total      Share       Total        Share       Total       Share
=============================================================================================================
August 31,
  1994         $  7,178,807   $0.21   $  6,027,342   $0.18   $   (782,448)   $(0.02)   $  5,244,894    $0.16
November 30,
  1994            7,092,384    0.20      6,096,465    0.17    (32,730,626)    (0.95)    (26,634,161)   (0.78)
February 28,
  1995            7,280,844    0.21      6,181,630    0.18     35,883,360      1.04      42,064,990     1.22
May 31,
  1995            7,348,720    0.21      6,387,780    0.19     14,909,134      0.42      21,296,914     0.61
August 31,
  1995            6,836,154    0.20      5,726,578    0.17     (4,006,671)    (0.12)      1,719,907     0.05
November 30,
  1995            6,832,879    0.20      5,725,758    0.17      9,842,182      0.29      15,567,940     0.45
February 29,
  1996            6,815,655    0.19      5,690,615    0.16       (268,190)    (0.01)      5,422,425     0.16
May 31,
  1996            6,848,128    0.20      5,871,300    0.17    (17,496,145)    (0.51)    (11,624,845)   (0.34)
August 31,
  1996            7,112,514    0.21      6,061,372    0.18     (2,945,507)    (0.09)      3,115,865     0.09
November 30,
  1996            6,873,415    0.20      5,826,055    0.17     17,188,697      0.50      23,014,752     0.67
February 28,
  1997            6,706,752    0.19      5,680,888    0.16     (9,381,274)    (0.27)     (3,700,386)   (0.11)
May 31,
  1997            6,582,277    0.19      5,562,885    0.16     (2,308,892)    (0.06)      3,253,993     0.10
=============================================================================================================

-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                                 Financial Data
                                   (unaudited)
================================================================================

For a share of capital stock outstanding throughout each period:

                                      NYSE              Net                           Dividend
  Record          Payable            Closing           Asset         Dividend       Reinvestment
   Date             Date             Price+           Value+           Paid             Price
================================================================================================
  6/23/94          6/30/94           $11.750          $12.11          $0.061           $11.86
  7/22/94          7/29/94            11.625           12.32           0.061            11.90
  8/24/94          8/31/94            11.375           12.29           0.061            11.64
  9/23/94          9/30/94            10.875           11.98           0.061            11.43
 10/24/94         10/31/94            11.000           11.79           0.061            10.81
 11/22/94         11/30/94            10.375           10.99           0.061            10.58
 12/22/94*        12/30/94            10.375           11.33           0.140            10.87
  1/24/95          1/31/95            11.063           11.56           0.061            11.33
  2/21/95          2/28/95            11.375           12.07           0.061            11.46
  3/24/95          3/31/95            11.375           12.26           0.061            11.56
  4/21/95          4/28/95            11.375           12.41           0.061            11.54
  5/23/95          5/31/95            11.250           12.41           0.061            11.89
  5/23/95*         5/31/95            11.250           12.41           0.112            11.89
  6/23/95          6/30/95            11.625           12.49           0.064            11.86
  7/26/95          7/31/95            11.750           12.33           0.064            11.84
  8/22/95          8/25/95            11.750           12.20           0.064            11.90
  9/26/95          9/29/95            11.750           12.38           0.064            11.87
 10/24/95         10/27/95            11.750           12.46           0.064            11.92
 11/20/95         11/24/95            11.875           12.59           0.064            11.99
 12/26/95         12/29/95            12.125           12.69           0.064            12.30
  1/23/96          1/26/96            12.500           12.66           0.064            12.51
  2/20/96          2/23/96            12.250           12.68           0.064            12.14
  3/26/96          3/29/96            11.750           12.43           0.060            11.61
  4/23/96          4/26/96            11.250           12.24           0.060            11.53
  5/28/96          5/31/96            11.813           12.25           0.060            11.65
  6/25/96          6/28/96            11.500           12.05           0.060            11.49
  7/23/96          7/26/96            11.875           12.05           0.060            11.87
  8/27/96          8/30/96            11.688           12.12           0.060            11.72
  9/24/96          9/27/96            11.625           12.13           0.060            11.64
 10/22/96         10/25/96            11.625           12.23           0.060            11.57
 11/25/96         11/29/96            11.500           12.44           0.060            11.57
 12/23/96*        12/27/96            11.375           12.12           0.295            11.73
  1/28/97          1/31/97            11.625           11.88           0.060            11.75
  2/25/97          2/28/97            11.750           12.07           0.060            11.78
  3/24/97          3/27/97            11.500           11.73           0.060            11.53
  4/22/97          4/25/97            11.563           11.60           0.060            11.57
  5/27/97          5/30/97            11.375           11.82           0.060            11.68
================================================================================================

+  As of record date.
*  Capital gain distribution.


-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                       Additional Shareholder Information
                                   (unaudited)
================================================================================

     On September 12, 1996, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     1. To approve or disapprove for the Fund, the election of Charles F. Barber, Allan J. Bloostein, Martin Brody, Dwight B. Crane, Robert A. Frankel, William R. Hutchinson and Heath B. McLendon as Directors; and

     2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

     The results of the vote on Proposal 1 were as follows:

                                                     % of           Votes          % of
Directors                      Votes For         Shares Voted      Against      Shares Voted
===========================================================================================
Charles F. Barber             31,911,672.550        98.523%      478,416.503       1.477%
Allan J. Bloostein            32,019,757.330        98.857       370,331.717       1.143
Martin Brody                  31,960,071.550        98.672       430,017.503       1.328
Dwight B. Crane               32,034,184.330        98.901       355,904.707       1.099
Robert A. Frankel             32,000,017.330        98.796       390,071.717       1.204
William R. Hutchinson         31,987,128.220        98.756       402,960.830       1.244
Heath B. McLendon             32,037,578.330        98.912       352,510.717       1.088
===========================================================================================

     The results of the vote on Proposal 2 were as follows:

                         % of           Votes           % of            Votes             % of
   Votes For         Shares Voted       Against     Shares Voted       Abstained      Shares Voted
==================================================================================================
32,006,725.230         98.816%        117,249.000      0.362%         266,114.819        0.822%
==================================================================================================

-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                           Dividend Reinvestment Plan
                                   (unaudited)
================================================================================

      Under the Portfolio's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney will automatically be reinvested by Smith Barney in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds the net asset value per share, participants will be issued shares of Common Stock valued at the greater (i) the net asset value per share or (ii) 95% of the then current market price. If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants.

      First Data may commence purchasing shares beginning on the record date for the dividend or distribution. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.


-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
================================================================================

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with reinvestment of dividends or capital gains distributions.

     A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     Information concerning the Plan may be obtained from First Data at (800) 331-1710.

                   -----------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.



-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                                 Tax Information
                                   (unaudited)
================================================================================

      For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 1997:

     o    long-term capital gain distributions paid of $4,829,780

     o 100.00% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.












-----------------------------------[GRAPHIC]------------------------------------

MANAGED MUNICIPALS
PORTFOLOIO INC.


Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus


Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser and
Administrator
Smith Barney Mutual Funds
 Management Inc.
388 Greenwich Street
New York, New York 10013


Transfer Agent
First Data Investor Services
 Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104


Custodian
PNC Bank, N.A.
17th & Chestnut Streets
Philadelphia, Pennsylvania 19103

================================================================================

                 This report is sent to the shareholders of the
                        Managed Municipals Portfolio Inc.
                 for their information. It is not a Prospectus,
               circular or representation intended for use in the
                purchase or sale of shares of the Fund or of any
                       securities mentioned in the report.
                                   FD2246 7/97

================================================================================